Filed Pursuant to 497 (d)
                         Registration File No.: 333-45757

                      PROSPECTUS SUPPLEMENT
                      Dated August 26, 1999

This Prospectus Supplement dated August 26, 1999 modifies the Prospectus for the PaineWebber Equity Trust, Growth Stock Series 22 (The Information Revolution Wars) dated May 19, 1999 (referred to herein as the "Trust") attached hereto (the "Prospectus").

Bank One Corporation, an issuer of one of the equity securities held in the Trust, has been sold from the Trust portfolio. The Sponsor directed the Trustee to liquidate all such Bank One Corporation securities reflecting the occurrence of materially adverse credit factors, that in the opinion of the Sponsor, made retention of such securities not in the best interests of the Unitholders.